
Exhibit 99(b)
                                 MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                       ATTACHMENT A - ENTERPRISE REPORTING
                                                  (NASDAQ: MCIC)
                                                 4TH QUARTER 1997
                                                   AS REPORTED
                                     (In millions, except per share amounts)
                                                   (unaudited)



                                           4TH QTR         3RD QTR            %          4TH QTR              %
                                              1997            1997          CHANGE         1996             CHANGE
                                            ------          ------          ------       ------             ------
CORE BUSINESS
-------------
REVENUE                                     $4,539          $4,343             4.5       $4,302                5.5

OPERATING EXPENSES
  Cost of services                           2,489           2,710           (8.2)        2,135               16.6
  Sales, operations and general              1,393           1,079            29.1        1,136               22.6
  Depreciation                                 741             479            54.7          409               81.2
                                            ------          ------          ------       ------             ------
TOTAL OPERATING EXPENSES                     4,623           4,268             8.3        3,680               25.6
                                            ------          ------          ------       ------             ------
INCOME (LOSS) FROM OPERATIONS                 (84)              75         (212.0)          622            (113.5)

Non-Operating income (expense), net             31            (27)           214.8        (239)              113.0
                                            ------          ------          ------       ------             ------
NET INCOME (LOSS)                            $(53)             $48         (210.4)         $383            (113.8)
                                            ======          ======          ======       ======             ======

EBITDA                                        $657            $554            18.6       $1,031             (36.3)

VENTURES AND DEVELOPING MARKETS
-------------------------------

REVENUE                                       $708            $608            16.4         $526               34.6

OPERATING EXPENSES
  Cost of services                             506             419            20.8          361               40.2
  Sales, operations and general                545             372            46.5          179              204.5
  Depreciation                                  71              64            10.9           32              121.9
                                            ------          ------          ------       ------             ------
TOTAL OPERATING EXPENSES                     1,122             855            31.2          572               96.2
                                            ------          ------          ------       ------             ------
LOSS FROM OPERATIONS                         (414)           (247)          (67.6)         (46)                 NM

Non-operating income (expense), net            122              71            71.8            1                 NM

Equity in income (losses)
     of affiliated companies                  (37)            (46)            19.6         (28)             (32.1)
                                            ------          ------          ------       ------             ------
NET LOSS                                    $(329)          $(222)          (48.2)        $(73)                 NM
                                            ======          ======          ======       ======             ======

EBITDA                                      $(343)          $(183)          (87.4)        $(14)                 NM

NM - not meaningful



                                   MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                  ATTACHMENT B - ENTERPRISE REPORTING SELECTED DATA
                                                    (NASDAQ: MCIC)
                                                   4TH QUARTER 1997
                                                     AS REPORTED
                                                    (In millions)
                                                     (unaudited)







                                 4Q 97        4Q 97             4Q 97          4Q 96           4Q 96             4Q 96
                               Revenue       EBITDA        Net Income        Revenue          EBITDA        Net Income
                               -------      -------        ----------        -------         -------        ----------

CORE                            $4,539         $657             $(53)         $4,302          $1,031              $383

VDM
   Information Tech                520        (127)             (117)            390              27              (14)
   Wireless                         76         (23)              (29)             80            (14)              (17)
   Local                           106        (197)             (146)             49            (27)              (26)
   Multimedia and
     International                   6            4              (37)              7               1               (5)
   Other                             -            -                 -              -             (1)              (11)
                               -------      -------           -------        -------         -------           -------
TOTAL VDM                          708        (343)             (329)            526            (14)              (73)

Eliminations                     (139)         (15)               (9)           (75)             (7)               (7)
                               -------      -------           -------        -------         -------           -------
Total MCI                       $5,108         $299            $(391)         $4,753          $1,010              $303
                               =======      =======           =======        =======         =======           =======

                                 4Q 97        4Q 97             4Q 97          3Q 97           3Q 97             3Q 97
                               Revenue       EBITDA        Net Income        Revenue          EBITDA        Net Income
                               -------      -------        ----------        -------         -------        ----------
CORE                            $4,539         $657             $(53)         $4,343            $554               $48

VDM
   Information Tech                520        (127)             (117)            430            (21)              (57)
   Wireless                         76         (23)              (29)             80             (7)              (13)
   Local                           106        (197)             (146)             92           (157)             (118)
   Multimedia and
     International                   6            4              (37)              6               3              (24)
   Other                             -            -                 -              -             (1)              (10)
                               -------      -------           -------        -------         -------           -------
TOTAL VDM                          708        (343)             (329)            608           (183)             (222)

Eliminations                     (139)         (15)               (9)          (132)            (14)               (8)
                               -------      -------           -------        -------         -------           -------
Total MCI                       $5,108         $299            $(391)         $4,819            $357            $(182)
                               =======      =======           =======        =======         =======           =======



                                MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                      ATTACHMENT C - ENTERPRISE REPORTING
                                                (NASDAQ: MCIC)
                                         YEAR ENDED DECEMBER 31, 1997
                                                  AS REPORTED
                                    (In millions, except per share amounts)
                                                  (unaudited)
                                                                                                       %
                                                                           1997            1996          CHANGE
                                                                         ------          ------          ------

CORE BUSINESS
-------------

REVENUE                                                                 $17,619         $16,784             5.0

OPERATING EXPENSES
  Cost of services                                                        9,648           8,401            14.8
  Sales, operations and general                                           4,601           4,394             4.7
  Depreciation                                                            2,065           1,536            34.4
                                                                         ------          ------          ------
TOTAL OPERATING EXPENSES                                                 16,314          14,331            13.8
                                                                         ------          ------          ------
INCOME FROM OPERATIONS                                                    1,305           2,453          (46.8)

Non-Operating income (expense), net                                       (503)           (939)            46.4
                                                                         ------          ------          ------
NET INCOME                                                                 $802          $1,514          (47.0)
                                                                         ======          ======          ======

EBITDA                                                                   $3,370          $3,989          (15.5)

VENTURES AND DEVELOPING MARKETS
-------------------------------

REVENUE                                                                  $2,508          $1,953            28.4

OPERATING EXPENSES
  Cost of services                                                        1,725           1,312            31.5
  Sales, operations and general                                           1,381             639           116.1
  Depreciation                                                              222             128            73.4
                                                                         ------          ------          ------
TOTAL OPERATING EXPENSES                                                  3,328           2,079            60.1
                                                                         ------          ------          ------
LOSS FROM OPERATIONS                                                      (820)           (126)              NM

Non-operating income (expense), net                                         194            (16)              NM

Equity in income (losses)
     of affiliated companies                                              (144)           (156)             7.7
                                                                         ------          ------          ------
NET LOSS                                                                 $(770)          $(298)         (158.4)
                                                                         ======          ======          ======

EBITDA                                                                   $(598)              $2              NM

NM - not meaningful





                               MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                              ATTACHMENT D - ENTERPRISE REPORTING SELECTED DATA
                                               (NASDAQ: MCIC)
                                        YEAR ENDED DECEMBER 31, 1997
                                                 AS REPORTED
                                                (In millions)
                                                 (unaudited)

                               1997         1997          1997            1996             1996       1996
                             Revenue       EBITDA      Net Income        Revenue          EBITDA   Net Income
                             -------      -------      ----------        -------         -------   ----------


CORE                         $17,619       $3,370            $802        $16,784          $3,989       $1,514

VDM
   Information Tech            1,827         (89)           (216)          1,401             114         (59)
   Wireless                      314         (36)            (61)            347            (28)         (43)
   Local                         343        (485)           (375)            178            (62)         (70)
   Multimedia and
     International                24           14            (93)             27            (20)         (82)
   Other                           -          (2)            (25)              -             (2)         (44)
                             -------      -------         -------        -------         -------      -------
TOTAL VDM                      2,508        (598)           (770)          1,953               2        (298)

Eliminations                   (474)         (46)            (30)          (243)            (14)         (14)
                             -------      -------         -------        -------         -------      -------
Total MCI                    $19,653       $2,726              $2        $18,494          $3,977       $1,202
                             =======      =======         =======        =======         =======      =======





                                    MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                 ATTACHMENT E - ENTERPRISE REPORTING - PRO FORMA DATA
               (EXCLUDES EFFECTS OF ACTIONS AND INCREASES IN CERTAIN OPERATING EXPENSES AND PROVISIONS)
                                                    (NASDAQ: MCIC)
                                                   4TH QUARTER 1997
                                        (In millions, except per share amounts)
                                                      (unaudited)

                                           4TH QTR           3RD QTR             %            4TH QTR              %
                                            1997              1997             CHANGE           1996             CHANGE
                                           ------            ------            ------          ------            ------


CORE BUSINESS
-------------

REVENUE                                    $4,544            $4,410               3.0          $4,302               5.6

OPERATING EXPENSES
  Cost of services                          2,472             2,378               4.0           2,135              15.8
  Sales, operations and general             1,103             1,023               7.8           1,136             (2.9)
  Depreciation                                495               472               4.9             409              21.0
                                           ------            ------            ------          ------            ------
TOTAL OPERATING EXPENSES                    4,070             3,873               5.1           3,680              10.6
                                           ------            ------            ------          ------            ------
INCOME FROM OPERATIONS                        474               537            (11.7)             622            (23.8)

Non-Operating income (expense), net         (184)             (203)               9.4           (239)              23.0
                                           ------            ------            ------          ------            ------
NET INCOME                                   $290              $334            (13.2)            $383            (24.3)
                                           ======            ======            ======          ======            ======

EBITDA                                       $969            $1,009             (4.0)          $1,031             (6.0)

VENTURES AND DEVELOPING MARKETS
-------------------------------

REVENUE                                      $708              $608              16.4            $526              34.6

OPERATING EXPENSES
  Cost of services                            487               411              18.5             361              34.9
  Sales, operations and general               404               338              19.5             179             125.7
  Depreciation                                 53                53                 -              32              65.6
                                           ------            ------            ------          ------            ------
TOTAL OPERATING EXPENSES                      944               802              17.7             572              65.0
                                           ------            ------            ------          ------            ------
LOSS FROM OPERATIONS                        (236)             (194)            (21.6)            (46)                NM

Non-operating income (expense), net            47                49             (4.1)               1                NM

Equity in income (losses)
     of affiliated companies                 (21)              (46)              54.3            (28)              25.0
                                           ------            ------            ------          ------            ------
NET LOSS                                   $(210)            $(191)             (9.9)           $(73)           (187.7)
                                           ======            ======            ======          ======            ======

EBITDA                                     $(183)            $(141)            (29.8)           $(14)                NM

NM - not meaningful


THE ABOVE PRO FORMA  INFORMATION IS PRESENTED TO ASSIST IN  UNDERSTANDING  MCI'S
RESULTS OF OPERATIONS  EXCLUDING THE EFFECTS OF ACTIONS AND INCREASES IN CERTAIN
OPERATING  EXPENSES AND  PROVISIONS  INCLUDED IN THE QUARTERS ENDED DECEMBER 31,
1997 AND SEPTEMBER 30, 1997. THIS INFORMATION SHOULD BE CONSIDERED  SUPPLEMENTAL
TO THE REPORTED RESULTS.




                                              MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                        ATTACHMENT F - ENTERPRISE REPORTING PRO FORMA SELECTED DATA
                         (EXCLUDES EFFECTS OF ACTIONS AND INCREASES IN CERTAIN OPERATING EXPENSES AND PROVISIONS)
                                                              (NASDAQ: MCIC)
                                                             4TH QUARTER 1997
                                                               (In millions)
                                                                (unaudited)

                                         4Q 97            4Q 97             4Q 97         4Q 96         4Q 96            4Q 96
                                        Revenue          EBITDA           Net Income     Revenue       EBITDA         Net Income
                                        -------         -------           ----------     -------       -------        ----------


CORE                                      $4,544           $969               $290        $4,302        $1,031           $383

VDM
   Information Tech                          520             23                (23)          390            27            (14)
   Wireless                                   76           (13)                (15)           80           (14)           (17)
   Local                                     106          (197)               (146)           49           (27)           (26)
   Multimedia and
     International                             6              4                (26)            7             1             (5)
   Other                                                                                                    (1)           (11)
                                              -              -                  -               -
                                         -------        -------              -------       -------       -------         -------
TOTAL VDM                                    708          (183)                (210)         526           (14)           (73)

Eliminations                               (139)           (15)                  (9)         (75)
                                                                                                            (7)            (7)
                                         -------        -------              -------      -------       -------          -------
Total MCI                                 $5,113           $771                  $71      $4,753        $1,010           $303
                                         =======        =======              =======      =======       =======          =======



                                           4Q 97         4Q 97             4Q 97             3Q 97         3Q 97            3Q 97
                                           Revenue        EBITDA          Net Income         Revenue       EBITDA         Net Income
                                           -------       -------          ----------         -------       -------        ----------


CORE                                      $4,544           $969                 $290        $4,410        $1,009                $334

VDM
   Information Tech                          520             23                 (23)           430            21                (26)
   Wireless                                   76           (13)                 (15)            80           (7)                (13)
   Local                                     106          (197)                (146)            92         (157)               (118)
   Multimedia and
    International                              6              4                 (26)             6             3                (24)
   Other                                                                                                     (1)                (10)
                                                              -                    -             -
                                               -
                                         -------        -------              -------       -------       -------             -------
TOTAL VDM                                    708          (183)                (210)           608         (141)               (191)

Eliminations                               (139)           (15)                  (9)         (132)          (14)                 (8)
                                         -------        -------              -------       -------       -------             -------
Total MCI                                 $5,113           $771                  $71        $4,886          $854                $135
                                         =======        =======              =======       =======       =======             =======

  THE ABOVE PRO FORMA INFORMATION IS PRESENTED TO ASSIST IN UNDERSTANDING  MCI'S
RESULTS OF OPERATIONS  EXCLUDING THE EFFECTS OF ACTIONS AND INCREASES IN CERTAIN
OPERATING  EXPENSES AND  PROVISIONS  INCLUDED IN THE QUARTERS ENDED DECEMBER 31,
1997 AND SEPTEMBER 30, 1997. THIS INFORMATION SHOULD BE CONSIDERED  SUPPLEMENTAL
TO THE REPORTED RESULTS.



                                MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                             ATTACHMENT G - ENTERPRISE REPORTING - PRO FORMA DATA
           (EXCLUDES EFFECTS OF ACTIONS AND INCREASES IN CERTAIN OPERATING EXPENSES AND PROVISIONS)
                                                (NASDAQ: MCIC)
                                         YEAR ENDED DECEMBER 31, 1997
                                    (In millions, except per share amounts)
                                                  (unaudited)







                                                                                                           %
                                                                    1997                1996             CHANGE
                                                                  ------              ------             ------


CORE BUSINESS
-------------

REVENUE                                                          $17,691             $16,784                5.4

OPERATING EXPENSES
  Cost of services                                                 9,299               8,401               10.7
  Sales, operations and general                                    4,255               4,394              (3.2)
  Depreciation                                                     1,812               1,536               18.0
                                                                  ------              ------             ------
TOTAL OPERATING EXPENSES                                          15,366              14,331                7.2
                                                                  ------              ------             ------
INCOME FROM OPERATIONS                                             2,325               2,453              (5.2)

Non-Operating income (expense), net                                (894)               (939)                4.8
                                                                  ------              ------             ------
NET INCOME                                                        $1,431              $1,514              (5.5)
                                                                  ======              ======             ======

EBITDA                                                            $4,137              $3,989                3.7

VENTURES AND DEVELOPING MARKETS
-------------------------------

REVENUE                                                           $2,508              $1,953               28.4

OPERATING EXPENSES
  Cost of services                                                 1,698               1,312               29.4
  Sales, operations and general                                    1,206                 639               88.7
  Depreciation                                                       193                 128               50.8
                                                                  ------              ------             ------
TOTAL OPERATING EXPENSES                                           3,097               2,079               49.0
                                                                  ------              ------             ------
LOSS FROM OPERATIONS                                               (589)               (126)                 NM

Non-operating income (expense), net                                   97                (16)                 NM

Equity in income (losses)
     of affiliated companies                                       (128)               (156)               17.9
                                                                  ------              ------             ------
NET LOSS                                                          $(620)              $(298)            (108.1)
                                                                  ======              ======             ======

EBITDA                                                            $(396)                  $2                 NM

NM - not meaningful

THE ABOVE PRO FORMA  INFORMATION IS PRESENTED TO ASSIST IN  UNDERSTANDING  MCI'S
RESULTS OF OPERATIONS  EXCLUDING THE EFFECTS OF ACTIONS AND INCREASES IN CERTAIN
OPERATING EXPENSES AND PROVISIONS  INCLUDED IN THE YEAR ENDED DECEMBER 31, 1997.
THIS INFORMATION SHOULD BE CONSIDERED SUPPLEMENTAL TO THE REPORTED RESULTS.




                                MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                          ATTACHMENT H - ENTERPRISE REPORTING PRO FORMA SELECTED DATA
           (EXCLUDES EFFECTS OF ACTIONS AND INCREASES IN CERTAIN OPERATING EXPENSES AND PROVISIONS)
                                                (NASDAQ: MCIC)
                                         YEAR ENDED DECEMBER 31, 1997
                                                 (In millions)
                                                  (unaudited)

                           1997           1997        1997              1996            1996           1996
                         Revenue         EBITDA     Net Income         Revenue          EBITDA       Net Income
                         -------        -------     ----------         -------         -------       ----------


CORE                     $17,691         $4,137         $1,431         $16,784          $3,989           $1,514

VDM
   Information Tech        1,827            103           (91)           1,401             114             (59)
   Wireless                  314           (26)           (47)             347            (28)             (43)
   Local                     343          (485)          (375)             178            (62)             (70)
   Multimedia and
     International            24             14           (82)              27            (20)             (82)
   Other                       -            (2)           (25)               -             (2)             (44)
                         -------        -------        -------         -------         -------          -------
TOTAL VDM                  2,508          (396)          (620)           1,953               2            (298)

Eliminations               (474)           (46)           (30)           (243)            (14)             (14)
                         -------        -------        -------         -------         -------          -------
Total MCI                $19,725         $3,695           $781         $18,494          $3,977           $1,202
                         =======        =======        =======         =======         =======          =======

THE ABOVE PRO FORMA  INFORMATION IS PRESENTED TO ASSIST IN  UNDERSTANDING  MCI'S
RESULTS OF OPERATIONS  EXCLUDING THE EFFECTS OF ACTIONS AND INCREASES IN CERTAIN
OPERATING EXPENSES AND PROVISIONS  INCLUDED IN THE YEAR ENDED DECEMBER 31, 1997.
THIS INFORMATION SHOULD BE CONSIDERED SUPPLEMENTAL TO THE REPORTED RESULTS.




                                   MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                                  INCOME STATEMENTS
                                                   (NASDAQ: MCIC)
                                                 FOURTH QUARTER 1997
                                                     AS REPORTED
                                       (In millions, except per share amounts)
                                                     (unaudited)


                                                 4TH QTR       4TH QTR           %           3RD QTR             %
                                                  1997           1996         CHANGE            1997           CHANGE
                                                ------         ------         ------          ------           ------


REVENUE                                          5,108          4,753            7.5           4,819              6.0
                                                ------         ------         ------          ------           ------
OPERATING EXPENSES
     Cost of Services                            2,881          2,433           18.4           3,018            (4.5)
     Sales, operations and general               1,928          1,310           47.2           1,444             33.5
     Depreciation                                  812            441           84.1             543             49.5
                                                ------         ------         ------          ------           ------
TOTAL OPERATING EXPENSES                         5,621          4,184           34.3           5,005             12.3
                                                ------         ------         ------          ------           ------
INCOME (LOSS) FROM OPERATIONS                    (513)            569        (190.2)           (186)          (175.8)

Interest (expense)                                (61)           (43)         (41.9)            (58)            (5.2)
Interest income                                      4              7         (42.9)               4                -
Equity in income (losses) of
     affiliated companies                         (37)           (28)         (32.1)            (46)             19.6
Other income (expense), net                       (14)            (4)             NM               6               NM
                                                ------         ------         ------          ------           ------
INCOME (LOSS) BEFORE INCOME TAXES
     AND TRUST DISTRIBUTIONS                     (621)            501             NM           (280)          (121.8)

Income tax provision (benefit)                   (245)            183             NM           (113)          (116.8)
Distributions on Trust
     preferred securities                           15             15              -              15                -
                                                ------         ------         ------          ------           ------
NET INCOME (LOSS)                                (391)            303             NM           (182)          (114.8)
                                                ======         ======         ======          ======           ======

BASIC EARNINGS (LOSS) PER COMMON SHARE          (0.56)           0.44             NM          (0.26)          (115.4)
DILUTED EARNINGS (LOSS) PER COMMON SHARE        (0.56)           0.44             NM          (0.26)          (115.4)

Weighted average number of shares                  703            685            2.6             695              1.2
Weighted average number of shares
     - assuming dilution                           703            694            1.3             695              1.2


NM - not meaningful



                                  MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                                 INCOME STATEMENTS
                                                  (NASDAQ: MCIC)
                                           YEAR ENDED DECEMBER 31, 1997
                                                    AS REPORTED
                                      (In millions, except per share amounts)
                                                    (unaudited)


                                                                                                               %
                                                                              1997           1996            CHANGE
                                                                             ------          ------          ------

REVENUE                                                                      19,653          18,494             6.3
                                                                             ------          ------          ------
OPERATING EXPENSES
   Cost of services                                                          10,971           9,489            15.6
   Sales, operations and general                                              5,956           5,028            18.5
   Depreciation                                                               2,287           1,664            37.4
                                                                             ------          ------          ------
TOTAL OPERATING EXPENSES                                                     19,214          16,181            18.7
                                                                             ------          ------          ------
INCOME FROM OPERATIONS                                                          439           2,313          (81.0)

Interest (expense)                                                            (235)           (196)          (19.9)
Interest income                                                                  18              34          (47.1)
Equity in income (losses) of
   affiliated companies                                                       (144)           (156)             7.7
Other expense, net                                                             (15)             (5)         (200.0)
                                                                             ------          ------          ------
INCOME BEFORE INCOME TAXES
   AND TRUST DISTRIBUTIONS                                                       63           1,990          (96.8)

Income tax provision                                                              1             753          (99.9)
Distributions on Trust
   preferred securities                                                          60              35            71.4
                                                                             ------          ------          ------
NET INCOME                                                                        2           1,202          (99.8)
                                                                             ======          ======          ======

BASIC EARNINGS PER COMMON SHARE                                                0.00            1.75         (100.0)
DILUTED EARNINGS PER COMMON SHARE                                              0.00            1.73         (100.0)

Weighted average number of shares                                               693             687             0.9
Weighted average number of shares
     - assuming dilution                                                        707             695             1.7





                                 MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                                  BALANCE SHEETS
                                                  (NASDAQ:MCIC)
                                                December 31, 1997
                                                  (In millions)
                                                   (unaudited)






                                                     4TH QTR         3RD QTR         %         4TH QTR        %
                                                       1997            1997        Change        1996      Change
                                                     -------         -------       -------      -------    -------

ASSETS
CURRENT ASSETS
   Cash and cash equivalents                            $261            $139          87.8         $187       39.6
   Marketable securities                                   0              10       (100.0)          161    (100.0)
   Receivables, net                                    3,576           3,561           0.4        3,480        2.8
   Other current assets                                1,423             893          59.4          888       60.2
                                                     -------         -------       -------      -------    -------
      TOTAL CURRENT ASSETS                             5,260           4,603          14.3        4,716       11.5
                                                     -------         -------       -------      -------    -------
PROPERTY AND EQUIPMENT, net of
   accumulated depreciation of
   $7,467, $7,475 and $6,535                          13,663          13,783         (0.9)       12,174       12.2

OTHER ASSETS
   Noncurrent marketable securities                        0              10       (100.0)           58    (100.0)
   Other assets and deferred charges                     991             971           2.1          678       46.2
   Investment in affiliates                              653             605           7.9          690      (5.4)
   Investment in News Corp                             1,350           1,350             -        1,350        0.0
   Investment in DBS                                   1,043           1,029           1.4          893       16.8
   Goodwill, net                                       2,345           2,366         (0.9)        2,419      (3.1)
                                                     -------         -------       -------      -------    -------
      TOTAL OTHER ASSETS                               6,382           6,331           0.8        6,088        4.8
                                                     -------         -------       -------      -------    -------
      TOTAL ASSETS                                   $25,305         $24,717           2.4      $22,978       10.1
                                                     =======         =======       =======      =======    =======
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accrued telecommunications expense                 $2,416          $2,312           4.5       $2,045       18.1
   Accounts payable and
     other accrued liabilities                         3,600           2,963          21.5        2,798       28.7
   Long-term debt due within one year                  2,111           2,052           2.9          203        NM
                                                     -------         -------       -------      -------    -------
      TOTAL CURRENT LIABILITIES                        8,127           7,327          10.9        5,046       61.1
                                                     -------         -------       -------      -------    -------
NONCURRENT LIABILITIES
   Long-term debt                                      3,276           3,282         (0.2)        4,798     (31.7)
   Deferred taxes and other                            1,988           2,037         (2.4)        1,723       15.4
                                                     -------         -------       -------      -------    -------
    TOTAL NONCURRENT LIABILITIES                       5,264           5,319         (1.0)        6,521     (19.3)

MANDATORILY REDEEMABLE PREFERRED
   SECURITIES TRUST                                      750             750             -          750          -

STOCKHOLDERS' EQUITY
   Class A Common Stock                                   14              14             -           14          -
   Common Stock                                           60              60             -           60          -
   Additional paid in capital                          6,362           6,394         (0.5)        6,410      (0.7)
   Retained Earnings                                   5,198           5,607         (7.3)        5,231      (0.6)
   Treasury stock, at cost                             (470)           (754)          37.7      (1,054)       55.4
                                                     -------         -------       -------      -------    -------
      TOTAL STOCKHOLDERS' EQUITY                      11,164          11,321         (1.4)       10,661        4.7
                                                     -------         -------       -------      -------    -------
      TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                           $25,305         $24,717           2.4      $22,978       10.1
                                                     =======         =======       =======      =======    =======

NM- not meaningful
